Exhibit 4.1

Buyer Series A Loan Note

ACE*COMM CORPORATION

LOAN NOTE
DUE September 23, 2005

£258,108.93	March 24, 2005

     FOR VALUE RECEIVED, the undersigned, ACE*COMM Corporation, a Maryland corporation (“Borrower”), hereby promises to pay to Noga Confino or her registered assigns (the “Holder”), the principal sum of £258,108.93 (Two hundred and fifty eight thousand one hundred and eight pounds sterling and ninety three pence) on September 23, 2005 (the “Maturity Date”), except as otherwise set forth herein, and with interest thereon as provided herein.

1. Interest and Principal Amortization.

          (a) Basic Interest. This Loan Note (this “Note”) shall not bear any interest (“Interest”) for the first twenty (20) business days following the date hereof, and thereafter shall bear Interest on the outstanding unpaid principal amount of this Note at the rate of fifteen percent (15%) per annum. Interest on this Note shall accrue from and including such 20th business day through and until repayment of the entire principal amount of this Note and payment of all Interest in full, and shall be computed on the basis of a 365-day year applied to actual days on the unpaid principal balance. The Interest shall accrue and be paid in full upon the Maturity Date, and if any, all or any part of this Note is prepaid, the Interest accrued on such prepaid portion shall be paid concurrently with such prepayment.

          (b) Security. This Note shall not be secured by any assets of the Borrower.

          (c) Default Rate of Interest. Notwithstanding the foregoing provisions of this Section 1, but subject to applicable law, any overdue principal of and overdue Interest on this Note shall bear interest for each day from the date payment thereof was due to the date of actual payment, at a rate equal to fifteen percent (15%) per annum payable as provided in Section 1(a) above.

          (d) No Usurious Interest. In the event that any interest rate(s) provided for in this Section 1, shall be determined to be unlawful, such interest rate(s) shall be computed at the highest rate permitted by applicable law. Any payment by the Borrower of any interest amount in excess of that permitted by law shall be returned to the Borrower.

     2. Payment.

          (a) Cash or Shares. The Borrower, at its option, may pay its obligations under this Note in cash or (subject to the limitation in Section 2(e) below) shares of common stock of Borrower (“ACE*COMM Stock”), or in a combination of cash and ACE*COMM Stock. If the Borrower elects to pay any portion of this Note in ACE*COMM Stock, the pounds sterling principal amount and accrued Interest shall be converted into US Dollars at the

Exchange Rate, and the Borrower shall issue ACE*COMM Stock to Holder equal in value (as specified below) to the sum of (i) such portion of the principal amount of the Note being paid in ACE*COMM Stock and (ii) the accrued Interest on such portion. For purposes of this Note, the value of the ACE*COMM Stock shall be $3.1648 per share. For the purposes of this Section 2(a), the “Exchange Rate” means the mid market spot rate for the conversion of funds sterling into US Dollars as published in the London edition of the Financial Times on the business day preceding the date of issuance of the ACE*COMM Stock.

          (b) Registration of ACE*COMM Stock. The Borrower agrees to register the ACE*COMM Stock issued pursuant to this Note with the Securities and Exchange Commission pursuant to the terms and conditions set forth in Clause 15 of the Purchase Agreement by and among Borrower, Holder and Springreel Limited dated as of March 24, 2005, as amended (the “Purchase Agreement”).

          (c) Prepayment. The Borrower may prepay all or any part of the principal amount of or Interest accrued on this Note at any time without advance notice to the Holder. The Borrower shall prepay the principal amount of this Note in cash, in whole but not in part, to the extent the Borrower has available to it sufficient additional cash beyond what is available to the Borrower as of the date of this Note to effect such prepayment.

          (d) Conversion. The Holder shall have the right (subject to the limitation in Section 2(e) below) to convert all or any part of the principal amount of or Interest accrued on this Note at any time into ACE*COMM Stock. If the Holder elects, by written notice to the Borrower, to convert any portion of this Note into ACE*COMM Stock, the Borrower shall issue ACE*COMM Stock to Holder equal in value (as specified in Section 2(a) above) to the sum of (i) such portion of the principal amount of the Note being converted into ACE*COMM Stock and (ii) the accrued Interest on such portion.

          (e) Maximum Number of Shares Issuable. Notwithstanding the foregoing, the aggregate amount of ACE*COMM Stock that may be issued under this Note, together with the ACE*COMM Stock issued under the Purchase Agreement on or about the date hereof and that is issued under the three other notes entered into by the Borrower or its affiliates on or about the date hereof under the Purchase Agreement, may not exceed 19.999% of the ACE*COMM Stock outstanding immediately prior to the completion under the Purchase Agreement, unless the Borrower obtains shareholder approval under the rules of the Nasdaq trading market on which the ACE*COMM Stock is then listed to exceed such limit. To the extent the Borrower is prevented by such limitation from issuing ACE*COMM Stock in payment of any portions of this Note, whether principal or Interest, all such portions shall be paid in cash.

     3. Events of Default. The following shall constitute an “Event of Default” hereunder:

          (a) Borrower’s insolvency, general assignment for the benefit of creditors, or the final judgment by or against Borrower of any case, proceeding, or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of Borrower’s debts under any law relating to bankruptcy, insolvency, or reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for Borrower or for all or any substantial part of Buyer’s assets.

          (b) Borrower’s common stock being delisted from trading on the Nasdaq Small Caps Market unless it commences trading on the Nasdaq National Market or American Stock Exchange.

     4. Remedies. Upon the occurrence of an Event of Default, Holder shall have the right to cause the entire unpaid principal balance, together with all accrued Interest thereon, reasonable attorneys’ fees and all fees, charges, costs and expenses, if any, owed by Borrower to Holder, to become immediately due and payable in full by giving written notice to Borrower. In addition, upon the occurrence of an Event of Default, Holder may avail itself of any legal or equitable rights which Holder may have at law or in equity or under this Note. The remedies of Holder as provided herein shall be distinct and cumulative, and may be pursued singly, successively or together, at the sole discretion of Holder, and may be exercised as often as occasion therefor shall arise. Failure to exercise any of the foregoing options upon the occurrence of an Event of Default shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect to the same or any other Event of Default, and no single or partial exercise of any right or remedy shall preclude other or further exercise of the same or any other right or remedy.

     5. Amendment. Amendments and modifications of this Note may be made only in a writing executed by the Borrower and the Holder.

     6. Assignment. The Holder may not transfer this Note without the prior written consent of the Borrower, which approval shall not be unreasonably withheld.

     7. Replacement of Note. On receipt by the Borrower of an affidavit of an authorized representative of the Holder stating the circumstances of the loss, theft, destruction or mutilation of this Note (and in the case of any such mutilation, on surrender and cancellation of such Note), the Borrower, at its expense, will promptly execute and deliver, in lieu thereof, a new Note of like tenor. If required by the Borrower, the Holder must provide indemnity sufficient in the reasonable judgment of the Borrower to protect the Borrower from any loss which the Borrower may suffer if a lost, stolen or destroyed Note is replaced.

     8. Covenants Bind Successors and Assigns. All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Borrower shall bind its successors and assigns, whether so expressed or not.

     9. Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier (with receipt confirmed), courier service or personal delivery, to the applicable party at its principal corporate headquarters, attention: chief executive officer. All such notices and communications shall be deemed to have been duly given when: delivered by hand, if personally delivered; when delivered by courier, if delivered by courier service; if mailed, five (5) business days after being deposited in the mail, postage prepaid; or if telecopied, when receipt is acknowledged.

     10. Governing Law. This Agreement shall be governed by, construed in accordance with, and enforced under, the laws of the State of Maryland, without regard to the conflicts of law principles thereof.

     11. Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

     12. Headings. The headings in this Note are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this Note as of the day and year first hereinabove set forth.

ACE*COMM CORPORATION

By:	/s/ Steven R. Delmar

	Name:	Steven R. Delmar

	Title:	Chief Financial Officer

Buyer Series B Loan Note

ACE*COMM CORPORATION

LOAN NOTE
DUE September 23, 2005

£200,000	March 24, 2005

     FOR VALUE RECEIVED, the undersigned, ACE*COMM Corporation, a Maryland corporation (“Borrower”), hereby promises to pay to Noga Confino or her registered assigns (the “Holder”), the principal sum of £200,000 (Two hundred thousand pounds sterling) on September 23, 2005 (the “Maturity Date”), except as otherwise set forth herein, and with interest thereon as provided herein.

1. Interest and Principal Amortization.

          (a) Basic Interest. The Borrower promises to pay interest (“Interest”) on the outstanding unpaid principal amount of this Note at the rate of seven and one half percent (7.5%) per annum. Interest on this Loan Note (this “Note”) shall accrue from and including the date of issuance through and until repayment of the entire principal amount of this Note and payment of all Interest in full, and shall be computed on the basis of a 365-day year applied to actual days on the unpaid principal balance. The Interest shall accrue and be paid in full upon the Maturity Date.

          (b) Security. This Note shall not be secured by any assets of the Borrower.

          (c) Default Rate of Interest. Notwithstanding the foregoing provisions of this Section 1, but subject to applicable law, any overdue principal of and overdue Interest on this Note shall bear interest for each day from the date payment thereof was due to the date of actual payment, at a rate equal to fifteen percent (15%) per annum payable as provided in Section 1(a) above.

          (d) No Usurious Interest. In the event that any interest rate(s) provided for in this Section 1, shall be determined to be unlawful, such interest rate(s) shall be computed at the highest rate permitted by applicable law. Any payment by the Borrower of any interest amount in excess of that permitted by law shall be returned to the Borrower.

2. Payment.

          (a) Cash or Shares. The Borrower, at its option, may pay its obligations under this Note in cash or (subject to the limitation in Section 2(d) below) shares of common stock of Borrower (“ACE*COMM Stock”), or in a combination of cash and ACE*COMM Stock. If the Borrower elects to pay any portion of this Note in ACE*COMM Stock, the pounds sterling principal amount and accrued Interest shall be converted into US Dollars at the Exchange Rate, and the Borrower shall issue ACE*COMM Stock to Holder equal in value (as specified below) to the sum of (i) such portion of the principal amount of the Note being paid in ACE*COMM Stock, (ii) the accrued Interest on such portion and (iii) 50% of the value of the sum of (i) and (ii). For purposes of this Note, the value of the ACE*COMM Stock shall be $3.1648 per share. For the purposes of this Section 2(a), the “Exchange Rate” means the mid market spot rate for the conversion of funds sterling into US Dollars as published in the London edition of the Financial Times on the business day preceding the date of issuance of the ACE*COMM Stock.

          (b) Registration of ACE*COMM Stock. The Borrower agrees to register the ACE*COMM Stock issued pursuant to this Note with the Securities and Exchange Commission pursuant to the terms and conditions set forth in Clause 15 of the Purchase Agreement by and among Borrower, Holder and Springreel Limited dated as of March 24, 2005, as amended (the “Purchase Agreement”).

          (c) No Prepayment. The Borrower shall not prepay any part of the principal amount of or Interest accrued on this Note.

          (d) Maximum Number of Shares Issuable. Notwithstanding the foregoing, the aggregate amount of ACE*COMM Stock that may be issued under this Note, together with the ACE*COMM Stock issued under the Purchase Agreement on or about the date hereof and that is issued under the three other notes entered into by the Borrower or its affiliates on or about the date hereof under the Purchase Agreement, may not exceed 19.999% of the ACE*COMM Stock outstanding immediately prior to the completion under the Purchase Agreement, unless the Borrower obtains shareholder approval under the rules of the Nasdaq trading market on which the ACE*COMM Stock is then listed to exceed such limit. To the extent the Borrower is prevented by such limitation from issuing ACE*COMM Stock in payment of any portions of this Note, whether principal or Interest, all such portions shall be paid in cash.

     3. Events of Default. The following shall constitute an “Event of Default” hereunder:

          (a) Borrower’s insolvency, general assignment for the benefit of creditors, or the final judgment by or against Borrower of any case, proceeding, or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of Borrower’s debts under any law relating to bankruptcy, insolvency, or reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for Borrower or for all or any substantial part of Buyer’s assets.

          (b) Borrower’s common stock being delisted from trading on the Nasdaq Small Caps Market unless it commences trading on the Nasdaq National Market or American Stock Exchange.

     4. Remedies. Upon the occurrence of an Event of Default, Holder shall have the right to cause the entire unpaid principal balance, together with all accrued Interest thereon, reasonable attorneys’ fees and all fees, charges, costs and expenses, if any, owed by Borrower to Holder, to become immediately due and payable in full by giving written notice to Borrower. In addition, upon the occurrence of an Event of Default, Holder may avail itself of any legal or equitable rights which Holder may have at law or in equity or under this Note. The remedies of

Holder as provided herein shall be distinct and cumulative, and may be pursued singly, successively or together, at the sole discretion of Holder, and may be exercised as often as occasion therefor shall arise. Failure to exercise any of the foregoing options upon the occurrence of an Event of Default shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect to the same or any other Event of Default, and no single or partial exercise of any right or remedy shall preclude other or further exercise of the same or any other right or remedy.

     5. Amendment. Amendments and modifications of this Note may be made only in a writing executed by the Borrower and the Holder.

     6. Assignment. The Holder may not transfer this Note without the prior written consent of the Borrower, which approval shall not be unreasonably withheld.

     7. Replacement of Note. On receipt by the Borrower of an affidavit of an authorized representative of the Holder stating the circumstances of the loss, theft, destruction or mutilation of this Note (and in the case of any such mutilation, on surrender and cancellation of such Note), the Borrower, at its expense, will promptly execute and deliver, in lieu thereof, a new Note of like tenor. If required by the Borrower, the Holder must provide indemnity sufficient in the reasonable judgment of the Borrower to protect the Borrower from any loss which the Borrower may suffer if a lost, stolen or destroyed Note is replaced.

     8. Covenants Bind Successors and Assigns. All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Borrower shall bind its successors and assigns, whether so expressed or not.

     9. Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier (with receipt confirmed), courier service or personal delivery, to the applicable party at its principal corporate headquarters, attention: chief executive officer. All such notices and communications shall be deemed to have been duly given when: delivered by hand, if personally delivered; when delivered by courier, if delivered by courier service; if mailed, five (5) business days after being deposited in the mail, postage prepaid; or if telecopied, when receipt is acknowledged.

     10. Governing Law. This Agreement shall be governed by, construed in accordance with, and enforced under, the laws of the State of Maryland, without regard to the conflicts of law principles thereof.

     11. Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

     12. Headings. The headings in this Note are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this Note as of the day and year first hereinabove set forth.

ACE*COMM CORPORATION

By:	/s/ Steven R. Delmar

	Name:	Steven R. Delmar

	Title:	Chief Financial Officer

Buyer Series C Loan Note

ACE*COMM CORPORATION

LOAN NOTE
DUE September 23, 2005

£291,891.07	March 24, 2005

     FOR VALUE RECEIVED, the undersigned, ACE*COMM Corporation, a Maryland corporation (“Borrower”), hereby promises to pay to Noga Confino or her registered assigns (the “Holder”), the principal sum of £291,891.07 (Two hundred and ninety one thousand eight hundred and ninety one pounds sterling and seven pence) on September 23, 2005 (the “Maturity Date”), except as otherwise set forth herein, and with interest thereon as provided herein.

     1. Interest and Principal Amortization.

          (a) Basic Interest. This Loan Note (this “Note”) shall not bear any interest (“Interest”) for the first twenty (20) business days following the date hereof, and thereafter shall bear Interest on the outstanding unpaid principal amount of this Note at the rate of fifteen percent (15%) per annum. Interest on this Note shall accrue from and including such 20th business day through and until repayment of the entire principal amount of this Note and payment of all Interest in full, and shall be computed on the basis of a 365-day year applied to actual days on the unpaid principal balance. The Interest shall accrue and be paid in full upon the Maturity Date, and if any, all or any part of this Note is prepaid, the Interest accrued on such prepaid portion shall be paid concurrently with such prepayment.

          (b) Security. This Note shall not be secured by any assets of the Borrower.

          (c) Default Rate of Interest. Notwithstanding the foregoing provisions of this Section 1, but subject to applicable law, any overdue principal of and overdue Interest on this Note shall bear interest for each day from the date payment thereof was due to the date of actual payment, at a rate equal to fifteen percent (15%) per annum payable as provided in Section 1(a) above.

          (d) No Usurious Interest. In the event that any interest rate(s) provided for in this Section 1, shall be determined to be unlawful, such interest rate(s) shall be computed at the highest rate permitted by applicable law. Any payment by the Borrower of any interest amount in excess of that permitted by law shall be returned to the Borrower.

     2. Payment.

          (a) Cash or Shares. The Borrower, at its option, may pay its obligations under this Note in cash or (subject to the limitation in Section 2(e) below) shares of common stock of Borrower (“ACE*COMM Stock”), or in a combination of cash and ACE*COMM Stock. If the Borrower elects to pay any portion of this Note in ACE*COMM Stock, the pounds sterling principal amount and accrued Interest shall be converted into US Dollars at the

Exchange Rate, and the Borrower shall issue ACE*COMM Stock to Holder equal in value (as specified below) to the sum of (i) such portion of the principal amount of the Note being paid in ACE*COMM Stock and (ii) the accrued Interest on such portion. For purposes of this Note, the value of the ACE*COMM Stock shall be $3.16480 per share. For the purposes of this Section 2(a), the “Exchange Rate” means the mid market spot rate for the conversion of funds sterling into US Dollars as published in the London edition of the Financial Times on the business day preceding the date of issuance of the ACE*COMM Stock.

          (b) Registration of ACE*COMM Stock. The Borrower agrees to register the ACE*COMM Stock issued pursuant to this Note with the Securities and Exchange Commission pursuant to the terms and conditions set forth in Clause 15 of the Purchase Agreement by and among Borrower, Holder and Springreel Limited dated as of March 24, 2005, as amended (the “Purchase Agreement”).

          (c) Prepayment. The Borrower may prepay all or any part of the principal amount of or Interest accrued on this Note at any time without advance notice to the Holder. The Borrower shall prepay the principal amount of this Note in cash, in whole but not in part, to the extent the Borrower has available to it sufficient additional cash beyond what is available to the Borrower as of the date of this Note to effect such prepayment.

          (d) Conversion. The Holder shall have the right (subject to the limitation in Section 2(e) below) to convert all or any part of the principal amount of or Interest accrued on this Note at any time into ACE*COMM Stock. If the Holder elects, by written notice to the Borrower, to convert any portion of this Note into ACE*COMM Stock, the Borrower shall issue ACE*COMM Stock to Holder equal in value (as specified in Section 2(a) above) to the sum of (i) such portion of the principal amount of the Note being converted into ACE*COMM Stock and (ii) the accrued Interest on such portion.

          (e) Maximum Number of Shares Issuable. Notwithstanding the foregoing, the aggregate amount of ACE*COMM Stock that may be issued under this Note, together with the ACE*COMM Stock issued under the Purchase Agreement on or about the date hereof and that is issued under the three other notes entered into by the Borrower or its affiliates on or about the date hereof under the Purchase Agreement, may not exceed 19.999% of the ACE*COMM Stock outstanding immediately prior to the completion under the Purchase Agreement, unless the Borrower obtains shareholder approval under the rules of the Nasdaq trading market on which the ACE*COMM Stock is then listed to exceed such limit. To the extent the Borrower is prevented by such limitation from issuing ACE*COMM Stock in payment of any portions of this Note, whether principal or Interest, all such portions shall be paid in cash.

     3. Events of Default. The following shall constitute an “Event of Default” hereunder:

          (a) Borrower’s insolvency, general assignment for the benefit of creditors, or the final judgment by or against Borrower of any case, proceeding, or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of Borrower’s debts under any law relating to bankruptcy, insolvency, or reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for Borrower or for all or any substantial part of Buyer’s assets.

          (b) Borrower’s common stock being delisted from trading on the Nasdaq Small Caps Market unless it commences trading on the Nasdaq National Market or American Stock Exchange.

     4. Remedies. Upon the occurrence of an Event of Default, Holder shall have the right to cause the entire unpaid principal balance, together with all accrued Interest thereon, reasonable attorneys’ fees and all fees, charges, costs and expenses, if any, owed by Borrower to Holder, to become immediately due and payable in full by giving written notice to Borrower. In addition, upon the occurrence of an Event of Default, Holder may avail itself of any legal or equitable rights which Holder may have at law or in equity or under this Note. The remedies of Holder as provided herein shall be distinct and cumulative, and may be pursued singly, successively or together, at the sole discretion of Holder, and may be exercised as often as occasion therefor shall arise. Failure to exercise any of the foregoing options upon the occurrence of an Event of Default shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect to the same or any other Event of Default, and no single or partial exercise of any right or remedy shall preclude other or further exercise of the same or any other right or remedy.

     5. Amendment. Amendments and modifications of this Note may be made only in a writing executed by the Borrower and the Holder.

     6. Assignment. The Holder may not transfer this Note without the prior written consent of the Borrower, which approval shall not be unreasonably withheld.

     7. Replacement of Note. On receipt by the Borrower of an affidavit of an authorized representative of the Holder stating the circumstances of the loss, theft, destruction or mutilation of this Note (and in the case of any such mutilation, on surrender and cancellation of such Note), the Borrower, at its expense, will promptly execute and deliver, in lieu thereof, a new Note of like tenor. If required by the Borrower, the Holder must provide indemnity sufficient in the reasonable judgment of the Borrower to protect the Borrower from any loss which the Borrower may suffer if a lost, stolen or destroyed Note is replaced.

     8. Covenants Bind Successors and Assigns. All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Borrower shall bind its successors and assigns, whether so expressed or not.

     9. Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier (with receipt confirmed), courier service or personal delivery, to the applicable party at its principal corporate headquarters, attention: chief executive officer. All such notices and communications shall be deemed to have been duly given when: delivered by hand, if personally delivered; when delivered by courier, if delivered by courier service; if mailed, five (5) business days after being deposited in the mail, postage prepaid; or if telecopied, when receipt is acknowledged.

     10. Governing Law. This Agreement shall be governed by, construed in accordance with, and enforced under, the laws of the State of Maryland, without regard to the conflicts of law principles thereof.

     11. Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

     12. Headings. The headings in this Note are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this Note as of the day and year first hereinabove set forth.

ACE*COMM CORPORATION

By:	/s/ Steven R. Delmar

	Name:	Steven R. Delmar

	Title:	Chief Financial Officer

Buyer Series A Loan Note

ACE*COMM CORPORATION

LOAN NOTE
DUE September 23, 2005

£258,108.93	March 24, 2005

     FOR VALUE RECEIVED, the undersigned, ACE*COMM Corporation, a Maryland corporation (“Borrower”), hereby promises to pay to Springreel Limited or its registered assigns (the “Holder”), the principal sum of £258,108.93 (Two hundred and fifty eight thousand one hundred and eight pounds sterling and ninety three pence) on September 23, 2005 (the “Maturity Date”), except as otherwise set forth herein, and with interest thereon as provided herein.

1. Interest and Principal Amortization.

          (a) Basic Interest. This Loan Note (this “Note”) shall not bear any interest (“Interest”) for the first twenty (20) business days following the date hereof, and thereafter shall bear Interest on the outstanding unpaid principal amount of this Note at the rate of fifteen percent (15%) per annum. Interest on this Note shall accrue from and including such 20th business day through and until repayment of the entire principal amount of this Note and payment of all Interest in full, and shall be computed on the basis of a 365-day year applied to actual days on the unpaid principal balance. The Interest shall accrue and be paid in full upon the Maturity Date, and if any, all or any part of this Note is prepaid, the Interest accrued on such prepaid portion shall be paid concurrently with such prepayment.

          (b) Security. This Note shall not be secured by any assets of the Borrower.

          (c) Default Rate of Interest. Notwithstanding the foregoing provisions of this Section 1, but subject to applicable law, any overdue principal of and overdue Interest on this Note shall bear interest for each day from the date payment thereof was due to the date of actual payment, at a rate equal to fifteen percent (15%) per annum payable as provided in Section 1(a) above.

          (d) No Usurious Interest. In the event that any interest rate(s) provided for in this Section 1, shall be determined to be unlawful, such interest rate(s) shall be computed at the highest rate permitted by applicable law. Any payment by the Borrower of any interest amount in excess of that permitted by law shall be returned to the Borrower.

     2. Payment.

          (a) Cash or Shares. The Borrower, at its option, may pay its obligations under this Note in cash or (subject to the limitation in Section 2(e) below) shares of common stock of Borrower (“ACE*COMM Stock”), or in a combination of cash and ACE*COMM Stock. If the Borrower elects to pay any portion of this Note in ACE*COMM Stock, the pounds sterling principal amount and accrued Interest shall be converted into US Dollars at the

Exchange Rate, and the Borrower shall issue ACE*COMM Stock to Holder equal in value (as specified below) to the sum of (i) such portion of the principal amount of the Note being paid in ACE*COMM Stock and (ii) the accrued Interest on such portion. For purposes of this Note, the value of the ACE*COMM Stock shall be $3.1648 per share. For the purposes of this Section 2(a), the “Exchange Rate” means the mid market spot rate for the conversion of funds sterling into US Dollars as published in the London edition of the Financial Times on the business day preceding the date of issuance of the ACE*COMM Stock.

          (b) Registration of ACE*COMM Stock. The Borrower agrees to register the ACE*COMM Stock issued pursuant to this Note with the Securities and Exchange Commission pursuant to the terms and conditions set forth in Clause 15 of the Purchase Agreement by and among Borrower, Holder and Noga Confino dated as of March 24, 2005, as amended (the “Purchase Agreement”).

          (c) Prepayment. The Borrower may prepay all or any part of the principal amount of or Interest accrued on this Note at any time without advance notice to the Holder. The Borrower shall prepay the principal amount of this Note in cash, in whole but not in part, to the extent the Borrower has available to it sufficient additional cash beyond what is available to the Borrower as of the date of this Note to effect such prepayment.

          (d) Conversion. The Holder shall have the right (subject to the limitation in Section 2(e) below) to convert all or any part of the principal amount of or Interest accrued on this Note at any time into ACE*COMM Stock. If the Holder elects, by written notice to the Borrower, to convert any portion of this Note into ACE*COMM Stock, the Borrower shall issue ACE*COMM Stock to Holder equal in value (as specified in Section 2(a) above) to the sum of (i) such portion of the principal amount of the Note being converted into ACE*COMM Stock and (ii) the accrued Interest on such portion.

          (e) Maximum Number of Shares Issuable. Notwithstanding the foregoing, the aggregate amount of ACE*COMM Stock that may be issued under this Note, together with the ACE*COMM Stock issued under the Purchase Agreement on or about the date hereof and that is issued under the three other notes entered into by the Borrower or its affiliates on or about the date hereof under the Purchase Agreement, may not exceed 19.999% of the ACE*COMM Stock outstanding immediately prior to the completion under the Purchase Agreement, unless the Borrower obtains shareholder approval under the rules of the Nasdaq trading market on which the ACE*COMM Stock is then listed to exceed such limit. To the extent the Borrower is prevented by such limitation from issuing ACE*COMM Stock in payment of any portions of this Note, whether principal or Interest, all such portions shall be paid in cash.

     3. Events of Default. The following shall constitute an “Event of Default” hereunder:

          (a) Borrower’s insolvency, general assignment for the benefit of creditors, or the final judgment by or against Borrower of any case, proceeding, or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of Borrower’s debts under any law relating to bankruptcy, insolvency, or reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for Borrower or for all or any substantial part of Buyer’s assets.

          (b) Borrower’s common stock being delisted from trading on the Nasdaq Small Caps Market unless it commences trading on the Nasdaq National Market or American Stock Exchange.

     4. Remedies. Upon the occurrence of an Event of Default, Holder shall have the right to cause the entire unpaid principal balance, together with all accrued Interest thereon, reasonable attorneys’ fees and all fees, charges, costs and expenses, if any, owed by Borrower to Holder, to become immediately due and payable in full by giving written notice to Borrower. In addition, upon the occurrence of an Event of Default, Holder may avail itself of any legal or equitable rights which Holder may have at law or in equity or under this Note. The remedies of Holder as provided herein shall be distinct and cumulative, and may be pursued singly, successively or together, at the sole discretion of Holder, and may be exercised as often as occasion therefor shall arise. Failure to exercise any of the foregoing options upon the occurrence of an Event of Default shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect to the same or any other Event of Default, and no single or partial exercise of any right or remedy shall preclude other or further exercise of the same or any other right or remedy.

     5. Amendment. Amendments and modifications of this Note may be made only in a writing executed by the Borrower and the Holder.

     6. Assignment. The Holder may not transfer this Note without the prior written consent of the Borrower, which approval shall not be unreasonably withheld.

     7. Replacement of Note. On receipt by the Borrower of an affidavit of an authorized representative of the Holder stating the circumstances of the loss, theft, destruction or mutilation of this Note (and in the case of any such mutilation, on surrender and cancellation of such Note), the Borrower, at its expense, will promptly execute and deliver, in lieu thereof, a new Note of like tenor. If required by the Borrower, the Holder must provide indemnity sufficient in the reasonable judgment of the Borrower to protect the Borrower from any loss which the Borrower may suffer if a lost, stolen or destroyed Note is replaced.

     8. Covenants Bind Successors and Assigns. All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Borrower shall bind its successors and assigns, whether so expressed or not.

     9. Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier (with receipt confirmed), courier service or personal delivery, to the applicable party at its principal corporate headquarters, attention: chief executive officer. All such notices and communications shall be deemed to have been duly given when: delivered by hand, if personally delivered; when delivered by courier, if delivered by courier service; if mailed, five (5) business days after being deposited in the mail, postage prepaid; or if telecopied, when receipt is acknowledged.

     10. Governing Law. This Agreement shall be governed by, construed in accordance with, and enforced under, the laws of the State of Maryland, without regard to the conflicts of law principles thereof.

     11. Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

     12. Headings. The headings in this Note are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this Note as of the day and year first hereinabove set forth.

ACE*COMM CORPORATION

By:	/s/ Steven R. Delmar

	Name:	Steven R. Delmar

	Title:	Chief Financial Officer

Buyer Series B Loan Note

ACE*COMM CORPORATION

LOAN NOTE
DUE September 23, 2005

£200,000	March 24, 2005

     FOR VALUE RECEIVED, the undersigned, ACE*COMM Corporation, a Maryland corporation (“Borrower”), hereby promises to pay to Springreel Limited or its registered assigns (the “Holder”), the principal sum of £200,000 (Two hundred thousand pounds sterling) on September 23, 2005 (the “Maturity Date”), except as otherwise set forth herein, and with interest thereon as provided herein.

     1. Interest and Principal Amortization.

          (a) Basic Interest. The Borrower promises to pay interest (“Interest”) on the outstanding unpaid principal amount of this Note at the rate of seven and one half percent (7.5%) per annum. Interest on this Loan Note (this “Note”) shall accrue from and including the date of issuance through and until repayment of the entire principal amount of this Note and payment of all Interest in full, and shall be computed on the basis of a 365-day year applied to actual days on the unpaid principal balance. The Interest shall accrue and be paid in full upon the Maturity Date.

          (b) Security. This Note shall not be secured by any assets of the Borrower.

          (c) Default Rate of Interest. Notwithstanding the foregoing provisions of this Section 1, but subject to applicable law, any overdue principal of and overdue Interest on this Note shall bear interest for each day from the date payment thereof was due to the date of actual payment, at a rate equal to fifteen percent (15%) per annum payable as provided in Section 1(a) above.

          (d) No Usurious Interest. In the event that any interest rate(s) provided for in this Section 1, shall be determined to be unlawful, such interest rate(s) shall be computed at the highest rate permitted by applicable law. Any payment by the Borrower of any interest amount in excess of that permitted by law shall be returned to the Borrower.

     2. Payment.

          (a) Cash or Shares. The Borrower, at its option, may pay its obligations under this Note in cash or (subject to the limitation in Section 2(d) below) shares of common stock of Borrower (“ACE*COMM Stock”), or in a combination of cash and ACE*COMM Stock. If the Borrower elects to pay any portion of this Note in ACE*COMM Stock, the pounds sterling principal amount and accrued Interest shall be converted into US Dollars at the Exchange Rate, and the Borrower shall issue ACE*COMM Stock to Holder equal in value (as specified below) to the sum of (i) such portion of the principal amount of the Note being paid in ACE*COMM Stock, (ii) the accrued Interest on such portion and (iii) 50% of the value of the sum of (i) and (ii). For purposes of this Note, the value of the ACE*COMM Stock shall be $3.1648 per share. For the purposes of this Section 2(a), the “Exchange Rate” means the mid market spot rate for the conversion of funds sterling into US Dollars as published in the London edition of the Financial Times on the business day preceding the date of issuance of the ACE*COMM Stock.

          (b) Registration of ACE*COMM Stock. The Borrower agrees to register the ACE*COMM Stock issued pursuant to this Note with the Securities and Exchange Commission pursuant to the terms and conditions set forth in Clause 15 of the Purchase Agreement by and among Borrower, Holder and Noga Confino dated as of March 24, 2005, as amended (the “Purchase Agreement”).

          (c) No Prepayment. The Borrower shall not prepay any part of the principal amount of or Interest accrued on this Note.

          (d) Maximum Number of Shares Issuable. Notwithstanding the foregoing, the aggregate amount of ACE*COMM Stock that may be issued under this Note, together with the ACE*COMM Stock issued under the Purchase Agreement on or about the date hereof and that is issued under the three other notes entered into by the Borrower or its affiliates on or about the date hereof under the Purchase Agreement, may not exceed 19.999% of the ACE*COMM Stock outstanding immediately prior to the completion under the Purchase Agreement, unless the Borrower obtains shareholder approval under the rules of the Nasdaq trading market on which the ACE*COMM Stock is then listed to exceed such limit. To the extent the Borrower is prevented by such limitation from issuing ACE*COMM Stock in payment of any portions of this Note, whether principal or Interest, all such portions shall be paid in cash.

     3. Events of Default. The following shall constitute an “Event of Default” hereunder:

          (a) Borrower’s insolvency, general assignment for the benefit of creditors, or the final judgment by or against Borrower of any case, proceeding, or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of Borrower’s debts under any law relating to bankruptcy, insolvency, or reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for Borrower or for all or any substantial part of Buyer’s assets.

          (b) Borrower’s common stock being delisted from trading on the Nasdaq Small Caps Market unless it commences trading on the Nasdaq National Market or American Stock Exchange.

     4. Remedies. Upon the occurrence of an Event of Default, Holder shall have the right to cause the entire unpaid principal balance, together with all accrued Interest thereon, reasonable attorneys’ fees and all fees, charges, costs and expenses, if any, owed by Borrower to Holder, to become immediately due and payable in full by giving written notice to Borrower. In addition, upon the occurrence of an Event of Default, Holder may avail itself of any legal or equitable rights which Holder may have at law or in equity or under this Note. The remedies of

Holder as provided herein shall be distinct and cumulative, and may be pursued singly, successively or together, at the sole discretion of Holder, and may be exercised as often as occasion therefor shall arise. Failure to exercise any of the foregoing options upon the occurrence of an Event of Default shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect to the same or any other Event of Default, and no single or partial exercise of any right or remedy shall preclude other or further exercise of the same or any other right or remedy.

     5. Amendment. Amendments and modifications of this Note may be made only in a writing executed by the Borrower and the Holder.

     6. Assignment. The Holder may not transfer this Note without the prior written consent of the Borrower, which approval shall not be unreasonably withheld.

     7. Replacement of Note. On receipt by the Borrower of an affidavit of an authorized representative of the Holder stating the circumstances of the loss, theft, destruction or mutilation of this Note (and in the case of any such mutilation, on surrender and cancellation of such Note), the Borrower, at its expense, will promptly execute and deliver, in lieu thereof, a new Note of like tenor. If required by the Borrower, the Holder must provide indemnity sufficient in the reasonable judgment of the Borrower to protect the Borrower from any loss which the Borrower may suffer if a lost, stolen or destroyed Note is replaced.

     8. Covenants Bind Successors and Assigns. All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Borrower shall bind its successors and assigns, whether so expressed or not.

     9. Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier (with receipt confirmed), courier service or personal delivery, to the applicable party at its principal corporate headquarters, attention: chief executive officer. All such notices and communications shall be deemed to have been duly given when: delivered by hand, if personally delivered; when delivered by courier, if delivered by courier service; if mailed, five (5) business days after being deposited in the mail, postage prepaid; or if telecopied, when receipt is acknowledged.

     10. Governing Law. This Agreement shall be governed by, construed in accordance with, and enforced under, the laws of the State of Maryland, without regard to the conflicts of law principles thereof.

     11. Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

     12. Headings. The headings in this Note are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this Note as of the day and year first hereinabove set forth.

ACE*COMM CORPORATION

By:	/s/ Steven R. Delmar

	Name:	Steven R. Delmar

	Title:	Chief Financial Officer

Buyer Series C Loan Note

ACE*COMM CORPORATION

LOAN NOTE
DUE September 23, 2005

£291,891.07	March 24, 2005

     FOR VALUE RECEIVED, the undersigned, ACE*COMM Corporation, a Maryland corporation (“Borrower”), hereby promises to pay to Springreel Limited or its registered assigns (the “Holder”), the principal sum of £291,891.07 (Two hundred and ninety one thousand eight hundred and ninety one pounds sterling and seven pence) on September 23, 2005 (the “Maturity Date”), except as otherwise set forth herein, and with interest thereon as provided herein.

     1. Interest and Principal Amortization.

          (a) Basic Interest. This Loan Note (this “Note”) shall not bear any interest (“Interest”) for the first twenty (20) business days following the date hereof, and thereafter shall bear Interest on the outstanding unpaid principal amount of this Note at the rate of fifteen percent (15%) per annum. Interest on this Note shall accrue from and including such 20th business day through and until repayment of the entire principal amount of this Note and payment of all Interest in full, and shall be computed on the basis of a 365-day year applied to actual days on the unpaid principal balance. The Interest shall accrue and be paid in full upon the Maturity Date, and if any, all or any part of this Note is prepaid, the Interest accrued on such prepaid portion shall be paid concurrently with such prepayment.

          (b) Security. This Note shall not be secured by any assets of the Borrower.

          (c) Default Rate of Interest. Notwithstanding the foregoing provisions of this Section 1, but subject to applicable law, any overdue principal of and overdue Interest on this Note shall bear interest for each day from the date payment thereof was due to the date of actual payment, at a rate equal to fifteen percent (15%) per annum payable as provided in Section 1(a) above.

          (d) No Usurious Interest. In the event that any interest rate(s) provided for in this Section 1, shall be determined to be unlawful, such interest rate(s) shall be computed at the highest rate permitted by applicable law. Any payment by the Borrower of any interest amount in excess of that permitted by law shall be returned to the Borrower.

     2. Payment.

          (a) Cash or Shares. The Borrower, at its option, may pay its obligations under this Note in cash or (subject to the limitation in Section 2(e) below) shares of common stock of Borrower (“ACE*COMM Stock”), or in a combination of cash and ACE*COMM Stock. If the Borrower elects to pay any portion of this Note in ACE*COMM Stock, the pounds sterling principal amount and accrued Interest shall be converted into US Dollars at the

Exchange Rate, and the Borrower shall issue ACE*COMM Stock to Holder equal in value (as specified below) to the sum of (i) such portion of the principal amount of the Note being paid in ACE*COMM Stock and (ii) the accrued Interest on such portion. For purposes of this Note, the value of the ACE*COMM Stock shall be $3.1648 per share. For the purposes of this Section 2(a), the “Exchange Rate” means the mid market spot rate for the conversion of funds sterling into US Dollars as published in the London edition of the Financial Times on the business day preceding the date of issuance of the ACE*COMM Stock.

          (b) Registration of ACE*COMM Stock. The Borrower agrees to register the ACE*COMM Stock issued pursuant to this Note with the Securities and Exchange Commission pursuant to the terms and conditions set forth in Clause 15 of the Purchase Agreement by and among Borrower, Holder and Noga Confino dated as of March 24, 2005, as amended (the “Purchase Agreement”).

          (c) Prepayment. The Borrower may prepay all or any part of the principal amount of or Interest accrued on this Note at any time without advance notice to the Holder. The Borrower shall prepay the principal amount of this Note in cash, in whole but not in part, to the extent the Borrower has available to it sufficient additional cash beyond what is available to the Borrower as of the date of this Note to effect such prepayment.

          (d) Conversion. The Holder shall have the right (subject to the limitation in Section 2(e) below) to convert all or any part of the principal amount of or Interest accrued on this Note at any time into ACE*COMM Stock. If the Holder elects, by written notice to the Borrower, to convert any portion of this Note into ACE*COMM Stock, the Borrower shall issue ACE*COMM Stock to Holder equal in value (as specified in Section 2(a) above) to the sum of (i) such portion of the principal amount of the Note being converted into ACE*COMM Stock and (ii) the accrued Interest on such portion.

          (e) Maximum Number of Shares Issuable. Notwithstanding the foregoing, the aggregate amount of ACE*COMM Stock that may be issued under this Note, together with the ACE*COMM Stock issued under the Purchase Agreement on or about the date hereof and that is issued under the three other notes entered into by the Borrower or its affiliates on or about the date hereof under the Purchase Agreement, may not exceed 19.999% of the ACE*COMM Stock outstanding immediately prior to the completion under the Purchase Agreement, unless the Borrower obtains shareholder approval under the rules of the Nasdaq trading market on which the ACE*COMM Stock is then listed to exceed such limit. To the extent the Borrower is prevented by such limitation from issuing ACE*COMM Stock in payment of any portions of this Note, whether principal or Interest, all such portions shall be paid in cash.

     3. Events of Default. The following shall constitute an “Event of Default” hereunder:

          (a) Borrower’s insolvency, general assignment for the benefit of creditors, or the final judgment by or against Borrower of any case, proceeding, or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of Borrower’s debts under any law relating to bankruptcy, insolvency, or reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for Borrower or for all or any substantial part of Buyer’s assets.

          (b) Borrower’s common stock being delisted from trading on the Nasdaq Small Caps Market unless it commences trading on the Nasdaq National Market or American Stock Exchange.

     4. Remedies. Upon the occurrence of an Event of Default, Holder shall have the right to cause the entire unpaid principal balance, together with all accrued Interest thereon, reasonable attorneys’ fees and all fees, charges, costs and expenses, if any, owed by Borrower to Holder, to become immediately due and payable in full by giving written notice to Borrower. In addition, upon the occurrence of an Event of Default, Holder may avail itself of any legal or equitable rights which Holder may have at law or in equity or under this Note. The remedies of Holder as provided herein shall be distinct and cumulative, and may be pursued singly, successively or together, at the sole discretion of Holder, and may be exercised as often as occasion therefor shall arise. Failure to exercise any of the foregoing options upon the occurrence of an Event of Default shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect to the same or any other Event of Default, and no single or partial exercise of any right or remedy shall preclude other or further exercise of the same or any other right or remedy.

     5. Amendment. Amendments and modifications of this Note may be made only in a writing executed by the Borrower and the Holder.

     6. Assignment. The Holder may not transfer this Note without the prior written consent of the Borrower, which approval shall not be unreasonably withheld.

     7. Replacement of Note. On receipt by the Borrower of an affidavit of an authorized representative of the Holder stating the circumstances of the loss, theft, destruction or mutilation of this Note (and in the case of any such mutilation, on surrender and cancellation of such Note), the Borrower, at its expense, will promptly execute and deliver, in lieu thereof, a new Note of like tenor. If required by the Borrower, the Holder must provide indemnity sufficient in the reasonable judgment of the Borrower to protect the Borrower from any loss which the Borrower may suffer if a lost, stolen or destroyed Note is replaced.

     8. Covenants Bind Successors and Assigns. All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Borrower shall bind its successors and assigns, whether so expressed or not.

     9. Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier (with receipt confirmed), courier service or personal delivery, to the applicable party at its principal corporate headquarters, attention: chief executive officer. All such notices and communications shall be deemed to have been duly given when: delivered by hand, if personally delivered; when delivered by courier, if delivered by courier service; if mailed, five (5) business days after being deposited in the mail, postage prepaid; or if telecopied, when receipt is acknowledged.

     10. Governing Law. This Agreement shall be governed by, construed in accordance with, and enforced under, the laws of the State of Maryland, without regard to the conflicts of law principles thereof.

     11. Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

     12. Headings. The headings in this Note are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     IN WITNESS WHEREOF, the undersigned has duly executed this Note as of the day and year first hereinabove set forth.

ACE*COMM CORPORATION

By:	/s/ Steven R. Delmar

	Name:	Steven R. Delmar

	Title:	Chief Financial Officer